UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2004

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, OH		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 4.01. Changes in Registrant's Certifying Accountant.

Cleveland-Cliffs Inc (the "Company") dismissed Ernst & Young LLP ("E&Y") as the independent auditor of the Company, effective August 20, 2004. The Company has engaged Deloitte & Touche LLP ("Deloitte") as its independent auditor, effective August 25, 2004. The decision to change independent auditors and the appointment of the new auditors was made by the Audit Committee of the Company’s Board of Directors. The audit reports of E&Y on the Company’s financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2003 and December 31, 2002, and the period through the date of this disclosure, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for such years.

During the fiscal years ended December 31, 2003 and December 31, 2002, and through the date of this disclosure, E&Y did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

During the two most recent fiscal years and the period through the date of this disclosure, the Company did not consult with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of E&Y’s letter, dated August 25, 2004, in response to the foregoing disclosure.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

EX-16: Letter from Ernst & Young LLP to the United States Securities and Exchange Commission, dated August 25, 2004.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc (Registrant)

August 25, 2004	By:	Donald J. Gallagher

Name: Donald J. Gallagher
Title: Senior Vice President, CFO and Treasurer

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Exhibit Index

Exhibit No.	Description

EX-16	Letter from Ernst & Young LLP to the United States Securities and Exchange Commission, dated August 25, 2004.